UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 16, 2002
                                                 -----------------


                            BUCKEYE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                           33-60032                                          62-1518973
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(State or other jurisdiction                (Commission                                   (I.R.S. Employer
       of incorporation)                    File Number)                                 Identification No.)


1001 Tillman Street, Memphis, Tennessee                                                         38112
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(Address of principal executive offices)                                                      (Zip Code)


Registrant's telephone number, including area code    (901) 320-8100
                                                   -------------------


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On May 16, 2002 Buckeye Technologies Inc. announces the sale of 2.1 million shares of common stock.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements on Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                              Description

99.0              Press Release of Buckeye Technologies Inc. dated May 16, 2002.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         BUCKEYE TECHNOLOGIES INC.


Date: May 16, 2002

                         By:      /S/ GAYLE L. POWELSON
                                  ---------------------------
                                  Gayle L. Powelson
                                  Senior Vice President, Chief Financial Officer

                                                                    EXHIBIT 99.0

Company Press Release

News from
BUCKEYE
FOR IMMEDIATE RELEASE
                                               Contacts: Dave Ferraro, President
                                                                    901-320-8115
                                                                Gordon Mitchell,
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com


BUCKEYE TECHNOLOGIES ANNOUNCES SALE OF 2.1 MILLION SHARES OF COMMON STOCK


MEMPHIS, TN May 16, 2002 - Buckeye Technologies Inc. (NYSE:BKI) today announced the sale of 2,150,000 shares of its common stock from its universal shelf registration initially filed with the Securities and Exchange Commission (SEC) on March 15, 2002 and declared effective by the SEC on April 18, 2002. The closing is expected to occur on May 21.

These direct sales to several mutual funds, investment firms, and a director of Buckeye Technologies are at a price of $10.00 per share. The closing price on May 15 was $10.20 per share. The net proceeds will be approximately $21,414,000 and the proceeds will be used for general corporate purposes.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities law of such jurisdiction. This offering was made by means of a supplement to a prospectus that is part of the Company's universal shelf registration previously filed with the SEC.

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently has facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, markets, products, services and prices, and other factors. For further information on factors, which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.